                                                                   EXHIBIT 99.6


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

We have audited in accordance with auditing standards generally accepted in the United States, the consolidated financial statements included in Mikohn Gaming Corporation's Form 10-K/A incorporated by reference in this S-4/A, and have issued our report thereon dated March 22, 2001 (except as discussed in Notes 10 and 13 as to which the date is March 27, 2001 and Note 20 as to which the date is April 5, 2001). Our audit was made for the purpose of forming an opinion on those statements taken as a whole. The condensed consolidating financial statements as of December 31, 2000 and for the year then ended are the responsibility of the Company's management and are presented for purposes of complying with Securities and Exchange Commission Rule 3-10 of Regulation S-X. These condensed consolidating financial statements have been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



ARTHUR ANDERSEN LLP
December 12, 2001

(only as it relates to the condensed
consolidating financial statements as of and for the year ended December 31, 2000)

INDEPENDENT AUDITORS' REPORT


Mikohn Gaming Corporation:

We have audited the consolidated balance sheet of Mikohn Gaming Corporation and Subsidiaries (the "Company") as of December 31, 1999, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholders' equity and cash flows for each of the two years in the period ended December 31, 1999 (incorporated by reference in Amendment No. 1 to Registration Statement No. 333-69980 on Form S-4). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1999, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The consolidating condensed financial statements as of December 31, 1999 and for each of the two years in the period then ended included in Exhibit 99.6 to Amendment No. 1 to Registration Statement No. 333-69980 on Form S-4 are presented for the purpose of additional analysis of the basic consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies, and are not a required part of the basic consolidated financial statements. These consolidating condensed financial statements are the responsibility of the Company's management. Such supplemental consolidating information as of December 31, 1999 and for each of the two years in the period then ended has been subjected to the auditing procedures applied in our audit of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects when considered in relation to the basic consolidated financial statements of the Company taken as a whole.



DELOITTE & TOUCHE LLP

Las Vegas, Nevada
February 26, 2000
(December 12, 2001 as to the consolidating condensed financial statements)

                 CONDENSED CONSOLIDATING FINANCIAL STATEMENTS





     The Company's domestic subsidiaries are 100% owned and have provided full and unconditional guarantees on a joint and several basis on the payment of the Senior Secured Notes. The financial statements for the guarantor subsidiaries follow:


                                                        MIKOHN GAMING CORPORATION
                                                 CONDENSED CONSOLIDATING BALANCE SHEETS


(Amounts in thousands)                                                           DECEMBER 31, 2000
                                              --------------------------------------------------------------------------------------
                                                                                      NON-
                                                                GUARANTOR          GUARANTOR
                                                 PARENT        SUBSIDIARIES       SUBSIDIARIES       ELIMINATIONS       CONSOLIDATED
                                                ---------      ------------       ------------       ------------       ------------
                 ASSETS
Current assets:
Cash                                            $     540      $       (375)      $        297       $          -       $        462
Accounts receivable, net                           11,601             7,332              2,262                                21,195
Inventories, net                                    9,641            12,515              1,726                                23,882
Other current assets                                7,375             7,124                195                                14,694
                                                ---------      ------------       ------------       ------------       ------------
  Total current assets                             29,157            26,596              4,480                                60,233

Property and equipment, net                        11,156            14,112                547                                25,815
Intangible assets                                  62,817             7,009                                                   69,826
Investments in subsidiaries                         8,984                                                  (8,584)               400
Other assets                                        8,921             1,551                                                   10,472
                                                ---------      ------------       ------------       ------------       ------------

  Total assets                                  $ 121,035      $     49,268       $      5,027       $     (8,584)      $    166,746
                                                =========      ============       ============       ============       ============
         LIABILITIES AND
       STOCKHOLDERS' EQUITY
Current liabilities:
  Current liabilities                           $  16,702      $      4,659       $      1,895       $          -       $     23,256
  Intercompany transactions                       (33,915)           30,086              3,829                                     -
                                                ---------      ------------       ------------       ------------       ------------
     Total current liabilities                    (17,213)           34,745              5,724                                23,256

Long-term debt                                     83,127             1,807                 15                                84,949
Other liabilities, long term                        8,082             2,975                                                   11,057
Deferred tax liability - noncurrent                17,833               446                                                   18,279

Stockholders' equity                               29,206             9,295               (712)            (8,584)            29,205
                                                ---------      ------------       ------------       ------------       ------------
     Total liabilities and stockholders'
       equity                                   $ 121,035      $     49,268       $      5,027       $     (8,584)      $    166,746
                                                =========      ============       ============       ============       ============

                                                                                 DECEMBER 31, 1999
                                              --------------------------------------------------------------------------------------
                                                                                      NON-
                                                                GUARANTOR          GUARANTOR
                                                 PARENT        SUBSIDIARIES       SUBSIDIARIES       ELIMINATIONS       CONSOLIDATED
                                                ---------      ------------       ------------       ------------       ------------
                ASSETS
Current assets:
  Cash                                          $      45      $     (545)        $        548       $          -       $         48
  Accounts receivable, net                         22,704             5,288              2,455                                30,447
  Inventories, net                                 10,909            13,917              1,967                                26,793
  Other current assets                              6,438             3,054                465                                 9,957
                                                ---------      ------------       ------------       ------------       ------------
     Total current assets                          40,096            21,714              5,435                                67,245

Property and equipment, net                        10,051            14,662                672                                25,385
Intangible assets                                  68,557             7,112                                                   75,669
Investments in subsidiaries                        15,391                                                 (14,777)               614
Other assets                                        8,477               905                                                    9,382
                                                ---------      ------------       ------------       ------------       ------------

  Total assets                                  $ 142,572      $     44,393       $      6,107       $    (14,777)      $   178,295
                                                =========      ============       ============       ============       ============

         LIABILITIES AND
       STOCKHOLDERS' EQUITY
Current liabilities:
  Current liabilities                           $  18,758      $      3,045       $      2,015       $          -       $     23,818
  Intercompany transactions                       (27,590)           24,090              3,500                                     -
                                                ---------      ------------       ------------       ------------       ------------
     Total current liabilities                     (8,832)           27,135              5,515                                23,818

Long-term debt                                     83,304             2,087                 26                                85,417
Other liabilities, long term                        6,723                                                                      6,723
Deferred tax liability - noncurrent                13,260               961                                                   14,221

Stockholders' equity                               48,117            14,210                566            (14,777)            48,116
                                                ---------      ------------       ------------       ------------       ------------
     Total liabilities and stockholders'
        equity                                  $ 142,572      $     44,393       $      6,107       $    (14,777)      $    178,295
                                                =========      ============       ============       ============       ============


                                                        MIKOHN GAMING CORPORATION
                                             CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS


(Amounts in thousands)                                                   TWELVE MONTHS ENDED DECEMBER 31, 2000
                                              ------------------------------------------------------------------------------------
                                                                                      NON-
                                                                GUARANTOR          GUARANTOR
                                                 PARENT        SUBSIDIARIES       SUBSIDIARIES       ELIMINATIONS     CONSOLIDATED
                                              -----------      ------------       ------------       ------------     ------------
Revenues                                      $    64,353      $     41,878       $      8,702       $    (14,167)    $    100,766
Cost of sales                                      27,580            29,800              7,394            (10,110)          54,664
Selling, general and administrative
   expenses                                        31,382            13,596              2,803                              47,781
Write-off of assets and other                       5,921             3,931                                                  9,852
                                              -----------      ------------       ------------       ------------     ------------
      Operating income (loss)                        (530)           (5,449)            (1,495)            (4,057)         (11,531)

Equity in earnings of subsidiaries                (10,612)                                                 10,612                -
Interest expense                                  (10,105)             (326)               (85)                            (10,516)
Other income and (expense)                             71               (70)               (59)                                (58)
                                              -----------      ------------       ------------       ------------     ------------
  Income (loss) before income taxes and
    extraordinary item                            (21,176)           (5,845)            (1,639)             6,555          (22,105)

Income tax provision                                 (930)              930                                                      -
                                              -----------      ------------       ------------       ------------     ------------
  Income (loss) before extraordinary item         (22,106)           (4,915)            (1,639)             6,555          (22,105)

Extraordinary item, net of income tax
                                              -----------      ------------       ------------       ------------     ------------

  Net income (loss)                           $   (22,106)     $     (4,915)      $     (1,639)      $      6,555     $    (22,105)
                                              ===========      ============       ============       ============     ============

                                                                         TWELVE MONTHS ENDED DECEMBER 31, 1999
                                              ------------------------------------------------------------------------------------
                                                                                      NON-
                                                                GUARANTOR          GUARANTOR
                                                 PARENT        SUBSIDIARIES       SUBSIDIARIES       ELIMINATIONS     CONSOLIDATED
                                              -----------      ------------       ------------       ------------     ------------
Revenues                                      $    62,986      $      37,513      $     19,447       $    (13,062)    $    106,884
Cost of sales                                      28,718             22,368            13,862            (10,102)          54,846
Selling, general and administrative
   expenses                                        26,963             9,484              5,217                302           41,966
Write-off of assets and other                                         1,352                                                  1,352
                                              -----------      ------------       ------------       ------------     ------------
      Operating income (loss)                       7,305             4,309                368             (3,262)           8,720

Equity in earnings of subsidiaries                   (255)                                                    255
Interest expense                                   (8,659)             (110)               (81)                             (8,850)
Other income and (expense)                             93               473                154                                 720
                                              -----------      ------------       ------------       ------------     ------------

  Income (loss) before income taxes and
    extraordinary item                             (1,516)            4,672                441             (3,007)             590

Income tax provision                                2,448            (2,106)                                                   342
  Income (loss) before extraordinary item             932             2,566                441             (3,007)             932

Extraordinary item, net of income tax
                                              -----------      ------------       ------------       ------------     ------------

  Net income (loss)                           $       932      $      2,566       $        441       $     (3,007)    $        932
                                              ===========      ============       ============       ============     ============

                                                                         TWELVE MONTHS ENDED DECEMBER 31, 1998
                                              ------------------------------------------------------------------------------------
                                                                                      NON-
                                                                GUARANTOR          GUARANTOR
                                                 PARENT        SUBSIDIARIES       SUBSIDIARIES       ELIMINATIONS     CONSOLIDATED
                                              -----------      ------------       ------------       ------------     ------------
Revenues                                      $    51,279      $     33,723       $     16,542       $     (2,512)    $     99,032
Cost of sales                                      29,619            21,610             11,446             (2,512)          60,163
Selling, general and administrative
   expenses                                        25,351             9,747              3,884                              38,982
Write-off of assets and other                       4,493                                                                    4,493
                                              -----------      ------------       ------------       ------------     ------------
      Operating income (loss)                      (8,184)            2,366              1,212                  -           (4,606)

Equity in earnings of subsidiaries                  1,519                                                  (1,519)               -
Interest expense                                   (5,063)              (16)               (36)                             (5,115)
Other income and (expense)                            303                98               (289)                                112
                                              -----------      ------------       ------------       ------------     ------------
  Income (loss) before income taxes and
    extraordinary item                            (11,425)            2,448                887             (1,519)          (9,609)

Income tax provision                                5,151            (1,816)                                                 3,335
  Income (loss) before extraordinary item          (6,274)              632                887             (1,519)          (6,274)

Extraordinary item, net of income tax              (1,752)                                                                  (1,752)
                                              -----------      ------------       ------------       ------------     ------------

  Net income (loss)                           $    (8,026)     $        632       $        887       $     (1,519)    $     (8,026)
                                              ===========      ============       ============       ============     ============

                                                        MIKOHN GAMING CORPORATION
                                              CONDENSED CONSOLIDATING CASH FLOW STATEMENTS


(Amounts in thousands)                                              FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000
                                              ------------------------------------------------------------------------------------
                                                                                     NON-
                                                               GUARANTOR          GUARANTOR
                                               PARENT         SUBSIDIARIES       SUBSIDIARIES       ELIMINATIONS      CONSOLIDATED
                                              ---------       ------------       ------------       ------------      ------------
Net cash provided by (used in) operating
     activities                               $  (3,534)      $      6,942       $        367       $          -      $      3,775
                                              ---------       ------------       ------------       ------------      ------------
Cash flows from investing activities:
     Purchase of inventory for lease to
          others                                                   (20,329)                                                (20,329)
     Proceeds from sale-leaseback
          transactions                                              11,500                                                  11,500
     Purchase of property and
          equipment                              (1,304)               (69)              (151)                              (1,524)
     Proceeds from note receivable,
           sale of subsidiary                     4,418                                                                      4,418
     Other investing activities                     648              1,579                                                   2,227
                                              ---------       ------------       ------------       ------------      ------------
          Net cash provided by (used in)
               investing activities               3,762             (7,319)              (151)                 -            (3,708)
                                              ---------       ------------       ------------       ------------      ------------

Cash flows from financing activities:
     Proceeds from long-term debt                 4,823                                                                      4,823
     Debt issuance costs                                                                                                         -
     Principal payments on long-term
          debt                                   (5,172)            (1,781)              (452)                              (7,405)
     Proceeds from issuance of
          common stock and warrants               1,367                                                                      1,367
     Other financing activities                    (751)             2,328                (15)                               1,562
                                              ---------       ------------       ------------       ------------      ------------
          Net cash provided by (used in)
               financing activities                 267                547               (467)                 -               347
                                              ---------       ------------       ------------       ------------      ------------
          Increase (decrease) in cash and
               cash equivalents                     495                170               (251)                                 414
Cash and cash equivalents, beginning of
     period                                          45               (545)               548                                   48
                                              ---------       ------------       ------------       ------------      ------------
Cash and cash equivalents, end of
      period                                  $     540       $       (375)      $        297       $          -      $        462
                                              =========       ============       ============       ============      ============


                                                                    FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999
                                              ------------------------------------------------------------------------------------
                                                                                     NON-
                                                               GUARANTOR          GUARANTOR
                                               PARENT         SUBSIDIARIES       SUBSIDIARIES       ELIMINATIONS      CONSOLIDATED
                                              ---------       ------------       ------------       ------------      ------------

Net cash provided by (used in) operating
     activities                               $   2,055       $      5,073       $         20       $          -      $      7,148
                                              ---------       ------------       ------------       ------------      ------------

Cash flows from investing activities:
     Purchase of inventory for lease to
          others                                   (360)            (5,444)                                                 (5,804)


     Proceeds from sale-leaseback
          transactions                                                                                                           -
     Purchase of property and
          equipment                              (2,808)                                 (362)                              (3,170)
     Proceeds from note receivable,
           sale of subsidiary                       471                                                                        471
     Other investing activities                  (1,819)               597               (485)                              (1,707)
                                              ---------       ------------       ------------       ------------      ------------
          Net cash provided by (used in)
           investing activities                  (4,516)            (4,847)              (847)                 -           (10,210)
                                              ---------       ------------       ------------       ------------      ------------

Cash flows from financing activities:
     Proceeds from long-term debt                 4,280              1,792                                                   6,072
     Debt issuance costs                                                                                                         -
     Principal payments on long-term
          debt                                   (4,838)            (2,007)              (342)                              (7,187)
     Proceeds from issuance of
          common stock and warrants                 493                                                                        493
     Other financing activities                                                                                                  -
                                              ---------       ------------       ------------       ------------      ------------
          Net cash provided by (used in)
           financing activities                     (65)              (215)              (342)                 -              (622)
                                              ---------       ------------       ------------       ------------      ------------
          Increase (decrease) in cash and
               cash equivalents                  (2,526)                11             (1,169)                              (3,684)
Cash and cash equivalents, beginning of
     period                                       2,571               (556)             1,717                                3,732
                                              ---------       ------------       ------------       ------------      ------------
Cash and cash equivalents, end of
      period                                  $      45       $       (545)      $        548       $          -      $         48
                                              =========       ============       ============       ============      ============


                                                                    FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998
                                              -------------------------------------------------------------------------------------
                                                                                     NON-
                                                               GUARANTOR          GUARANTOR
                                               PARENT         SUBSIDIARIES       SUBSIDIARIES       ELIMINATIONS      CONSOLIDATED
                                              ---------       ------------       ------------       ------------      ------------

Net cash provided by (used in) operating
     activities                               $ (16,862)      $      8,372       $         98      $           -      $     (8,392)
                                              ---------       ------------       ------------       ------------      ------------
Cash flows from investing activities:
     Purchase of business of business
          operations                            (35,897)            (3,250)                                                (39,147)
     Purchase of inventory for lease to
          others                                                    (5,630)                                                 (5,630)
     Proceeds from sale-leaseback
          transactions
     Purchase of property and
          equipment                              (2,349)            (2,311)              (506)                              (5,166)
     Proceeds from note receivable,
           sale of subsidiary
     Other investing activities                  (1,384)               (90)              (507)                              (1,981)
                                              ---------       ------------       ------------       ------------      ------------
          Net cash provided by (used in)
           investing activities                 (39,630)           (11,281)            (1,013)                 -           (51,924)
                                              ---------       ------------       ------------       ------------      ------------

Cash flows from financing activities:
     Proceeds from long-term debt                53,610              2,161              1,279                               57,050
     Debt issuance costs
     Principal payments on long-term
          debt                                      (92)               (34)              (147)                                (273)
     Proceeds from issuance of
          common stock and warrants               2,375                                                                      2,375


     Other financing activities
                                              ---------       ------------       ------------       ------------      ------------
          Net cash provided by (used in)
               financing activities              55,893              2,127              1,132                  -            59,152
                                              ---------       ------------       ------------       ------------      ------------
          Increase (decrease) in cash and
               cash equivalents                    (599)              (782)               217                               (1,164)
Cash and cash equivalents, beginning of
     period                                       3,170                226              1,500                                4,896
                                              ---------       ------------       ------------       ------------      ------------
Cash and cash equivalents, end of
      period                                  $   2,571       $       (556)      $      1,717      $           -      $      3,732
                                              =========       ============       ============       ============      ============
